EXHIBIT 21
HILL-ROM HOLDINGS, INC.
SUBSIDIARIES OF THE REGISTRANT

All subsidiaries of the Company as of November 19, 2015 are wholly-owned Indiana corporations, unless otherwise noted.

Subsidiaries of Hill-Rom Holdings, Inc.
Hill-Rom, Inc.
Eagle Acquisition Sub B.V, a Netherlands corporation
Huntersville Insurance Company, Inc., a Utah corporation
Welch Allyn Holdings, Inc., a New York corporation

Subsidiaries of Hill-Rom, Inc.
Advanced Respiratory, Inc., a Minnesota corporation
Allen Medical Systems, Inc.
Hill-Rom Services, Inc.
Aspen Surgical Products Holding, Inc., a Delaware corporation
Trumpf Medical Systems, Inc.

Subsidiary of Allen Medical Systems, Inc.
AMATECH Corporation

Subsidiary of Aspen Surgical Products Holding, Inc.
Aspen Surgical Products, Inc., a Michigan corporation

Subsidiary of Aspen Surgical Products, Inc.
Aspen Surgical Puerto Rico Corp., a Puerto Rico corporation

Jointly owned subsidiary of Hill-Rom, Inc. and Advanced Respiratory, Inc.
Hill-Rom Company, Inc.

Subsidiaries of Hill-Rom Company, Inc.
Hill-Rom International, Inc.
MEDIQ/PRN Life Support Systems, LLC
Hill-Rom Logistics, LLC
Hill-Rom Company Real Estate Holdings, LLC, a Delaware Limited Liability Company

Subsidiary of Hill-Rom Services, Inc.
Hill-Rom Manufacturing, Inc.

Subsidiary of Hill-Rom Manufacturing, Inc.
Hill-Rom Finance Limited Partner, Inc.
Hill-Rom Manufacturing Real Estate Holdings, LLC, a Delaware Limited Liability Company

Subsidiaries of Hill-Rom International, Inc.
Hill-Rom Pty, Ltd, an Australia corporation
Hill-Rom Asia Limited, a Hong Kong corporation
Hill-Rom Japan KK, a Japan corporation

Jointly owned subsidiary of Hill-Rom Pty, Ltd and Trumpf Medizin Systeme GmbH & Co KG
Trumpf Med (Aust) Pty Limited, an Australia corporation

Subsidiaries of Hill-Rom Asia Limited
Hill-Rom Business Services Co., Ltd, a China corporation
Hill-Rom Shanghai Ltd., a China corporation

Jointly owned subsidiary of Hill-Rom Finance Limited Partner, Inc., Hill-Rom, Inc. and Aspen Surgical Products, Inc.
Hill-Rom EU C.V., a Netherlands partnership

Subsidiary of Hill-Rom EU C.V
Hill-Rom (Gibraltar) General Partner Limited, a Gibraltar Corporation

Subsidiary of Hill-Rom (Gibraltar) General Partner Limited
Hill-Rom Holding (Gibraltar) Limited, a Gibraltar Corporation

Jointly owned subsidiary of Hill-Rom Holding (Gibraltar) Limited and Hill-Rom (Gibraltar) General Partner Limited
HR Finance C.V., a Netherlands partnership

Subsidiary of Hill-Rom Holding (Gibraltar) Limited
Hill-Rom International S.á r.l./B.V., a Luxembourg corporation

Subsidiaries of HR Finance C.V.
HR Europe B.V. a Netherlands corporation
Hill-Rom Global Holdings, B.V., a Netherlands corporation
Hill-Rom Receivables, LLC, a Delaware limited liability company

Subsidiaries of Hill-Rom Global Holdings, B.V.
Hill-Rom Holdings Netherlands, B.V., a Netherlands corporation
Hill-Rom Singapore Holdings S.á r.l., a Luxembourg corporation

Jointly owned subsidiary of Hill-Rom Global Holdings B.V. and Hill-Rom International S.á r.l./B.V.
Hill-Rom SPRL, a Belgium corporation

Jointly owned subsidiary of Hill-Rom Holding Netherlands, B.V. and Hill-Rom Holding (Gibraltar) Limited
Hill-Rom HB, a Sweden partnership

Subsidiary of Hill-Rom Singapore Holdings S.á r.l.
Hill-Rom Services Pte, Ltd., a Singapore corporation

Subsidiary of Hill-Rom Services Pte, Ltd., a Singapore corporation
Hill-Rom Canada Respiratory, Ltd., a Canada corporation

Subsidiaries of Hill-Rom Holdings Netherlands, B.V.,
Hill-Rom UK (Holdings) Ltd., a United Kingdom corporation
Trumpf Medizin Systeme Beteiligungs GmbH, a Germany corporation

Subsidiary of Hill-Rom Holdings Netherlands BV and HR Europe BV
Trumpf Medizin Systeme GmbH & Co KG, a Germany partnership

Subsidiaries of Trumpf Medizin Systeme GmbH & Co KG
Trumpf Medical Systems Ltd. (UK), a United Kingdom corporation
Trumpf Medical Systems (Taicang) Co., Limited, a China corporation

Subsidiaries of Hill-Rom UK (Holdings) Ltd.
Aspen Medical Europe Limited (UK), a United Kingdom corporation
Hill-Rom Ltd., a United Kingdom corporation

Subsidiary of Hill-Rom Ltd.
Hill-Rom (UK), Ltd., a United Kingdom corporation

Subsidiaries of Hill-Rom International S.á r.l./B.V.
Hill-Rom B.V., a Netherlands corporation
Hill-Rom S.A., a Switzerland corporation
Hill-Rom Austria GmbH, an Austria corporation
Hill-Rom Sociedade Unipessoal, LDA a Portugal corporation
Hill-Rom Poland sp. z o.o., a Poland corporation
Hill-Rom Canada, Ltd., a Canada Corporation
Hill-Rom SARL, a France corporation

Jointly owned subsidiaries of Hill-Rom International S.á r.l./B.V. and Hill-Rom Services, Inc.
Hill-Rom India Private Ltd., an India corporation
Hill-Rom Rus, LLC, a Russia Limited Liability Company
Hill-Rom de Mexico S de RL de CV, a Mexico corporation
Hill-Rom Servicios S de RL de CV, a Mexico corporation
Hill-Rom Comercializador a de Mexico S de RL de CV, a Mexico corporation
Hill-Rom Importacao e Comercio de Equipamentos Medicos Ltda, a Brazil corporation
Hill-Rom Turkey Medikal Urunler Dagitim ve Ticaret Limited Sirketi, a Turkey corporation

Subsidiary of Hill-Rom Austria GmbH
Trumpf Medizinsystems Osterreich GmbH, an Austria corporation

Subsidiaries of Hill-Rom SARL
Hill-Rom Industries SA, a France corporation
Hill-Rom, S.p.A, an Italy corporation
Hill-Rom SAS, a France corporation
Hill-Rom Iberia S.L., a Spain corporation
Hill-Rom AB, a Sweden corporation
Trumpf Systemes Medicaux SAS, a France corporation

Jointly owned subsidiary of Hill-Rom SARL and Hill-Rom SAS
Hill-Rom sro, a Czech Republic corporation

Subsidiaries of Hill-Rom AB
Liko R&D AB, a Sweden corporation
Liko AB, a Sweden corporation
Hill-Rom Norway, a Norway corporation

Subsidiary of Liko AB
Völker Verwaltung GmbH, a Germany corporation

Jointly owned subsidiary of Liko AB and Eagle Acquisition Sub B.V.
Völker Holdings GmbH & Co KG, a Germany partnership

Subsidiaries of Völker Holdings GmbH & Co KG
Völker GmbH, a Germany corporation
Hill-Rom GmbH, a Germany corporation

Subsidiary of Völker GmbH
Völker BVBA, a Belgium corporation

Subsidiaries of Welch Allyn Holdings, Inc.
Welch Allyn, Inc. a New York corporation
Welch Allyn ATR, LLC, a Delaware Limited Liability Company

Subsidiaries of Welch Allyn, Inc.
Welch Allyn International Ventures, Inc. a Delaware corporation
Welch Allyn Protocol, Inc., an Oregon corporation
Hubble Telemedical, Inc., a Delaware corporation
Welch Allyn International Holdings, Inc., a Delaware corporation
Welch Allyn Real Estate Holdings, LLC, a Delaware Limited Liability Company

Subsidiaries of Welch Allyn International Holdings, Inc.
Welch Allyn South Africa Pty, Ltd., a South Africa corporation
Welch Allyn UK Ltd., a United Kingdom corporation
Welch Allyn B.V., a Netherlands corporation
Welch Allyn France, Sarl, a France corporation
Welch Allyn Malaysia SDN, Bhd, a Malaysia corporation
Welch Allyn Italia S.R.L., an Italy corporation
Welch Allyn Singapore Pte, Ltd., a Singapore corporation
Welch Allyn Japan K.K., a Japan corporation
Welch Allyn GmbH, a German corporation
Welch Allyn CV Holdings, LLC, a Delaware Limited Liability Company

Subsidiaries of Welch Allyn International Ventures, Inc. and Welch Allyn International Holdings, Inc.
Welch Allyn Columbia Ltda, a Columbia corporation
Welch Allyn do Brasil Comercia de Equipmentos Medicos, Ltda, a Brazil corporation

Subsidiary of Welch Allyn CV Holdings, LLC and Welch Allyn International Holdings, Inc.
WA Holdings, C.V. a Netherlands partnership

Subsidiary of WA Holdings, C.V.
Welch Allyn Coop Holdings, LLC, a Delaware Limited Liability Company

Subsidiary of WA Holdings, C.V. and Welch Allyn Coop Holdings, LLC
Welch Allyn International Holdings Cooperatief, U.A. a Netherlands cooperative

Subsidiaries of Welch Allyn International Holdings Cooperatief, U.A.
Welch Allyn Canada Limited, a Canada corporation
Welch Allyn EME B.V. a Netherlands corporation
Welch Allyn Limited, an Ireland corporation
Welch Allyn Australia Pty Limited, an Australia corporation
Welch Allyn Maquila Holdings, LLC, a Delaware Limited Liability Company

Subsidiary of Welch Allyn Maquila Holdings, LLC and WA Holdings, C.V.
Welch Allyn de Mexico s. de R.L. de C.V., a Mexico corporation

Subsidiary of Welch Allyn Si Subsidiary of Welch Allyn International Holdings Cooperatief, U.A.
and Welch Allyn Coop Holdings, Limited Liability Company
Welch Allyn Productos Medicos s. de R.L. de C.V., a Mexico corporation

Subsidiary of Welch Allyn Singapore Pte, Ltd.
Welch Allyn Medical Equipment (Suzhou) Co. Ltd., a China corporation

Subsidiary of Welch Allyn B.V.
Welch Allyn Sverige, AB, a Sweden corporation